TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus and Statements of Additional Information

* * *

Effective immediately, the fourth paragraph of the “Choosing a Share Class” section of the Prospectus will be replaced in its entirety by the following:

Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/resource-center. Select “Investing” and then “Guide to Choosing a Share Class.”

* * *

Effective immediately, the corresponding information in the “Purchase of Shares” sub-section of the “Purchase, Redemption and Pricing of Shares” section of each of the Statements of Additional Information is deleted and replaced with the following:

Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/resource-center. Select “Investing” and then “Guide to Choosing a Share Class.”

* * *

Investors Should Retain this Supplement for Future Reference

January 11, 2022